Exhibit 10

Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated January 27, 2000, with respect to the statutory-basis financial statements of Keyport Benefit Life Insurance Company, and April 7, 2000, with respect to the financial statements of Keyport Benefit Life Insurance Company-Variable Account A, included in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, Nos. 333-54360 and 811-08635).

/s/ERNST & YOUNG LLP

Boston, Massachusetts

March 16, 2001